Filed pursuant to Rule 497(e)
Registration Nos. 333-179562; 811-22668

Opus Small Cap Value ETF (OSCV)
Opus International Small/Mid Cap ETF (OISC)
each a series of ETF Series Solutions

September 13, 2019

Supplement to the
Prospectus and Statement of Additional Information (“SAI”)
dated August 31, 2019

Effective November 9, 2019, Driehaus Capital Management LLC (“Driehaus”) will no longer serve as sub-adviser to the Opus Small Cap Value ETF and Opus International Small/Mid Cap ETF (the “Funds”), and Aptus Capital Advisors, LLC, the Funds’ investment adviser (the “Adviser”), will be responsible for the day-to-day management of each Fund’s portfolio. Accordingly, all references to Driehaus and its portfolio management team in the Funds’ Prospectus and SAI should be disregarded. John D. (“JD”) Gardner, Chief Investment Officer and Managing Member at the Adviser, and Beckham D. Wyrick, Portfolio Manager and Chief Compliance Officer at the Adviser, will become the Funds’ portfolio managers.
Effective November 9, 2019, the following replaces the “Management” sections on pages 4 and 8 of the Prospectus:

Management
Investment Adviser	Aptus Capital Advisors, LLC serves as investment adviser to the Fund.
Portfolio Managers	John D. (“JD”) Gardner, Chief Investment Officer and Managing Member at the Adviser, has been a portfolio manager of the Fund since 2019.
Beckham D. Wyrick, Portfolio Manager and Chief Compliance Officer at the Adviser, has been a portfolio manager of the Fund since 2019.
Effective November 9, 2019, the following replaces the “Management—Portfolio Managers” section on page 15 of the Prospectus:
Portfolio Managers
JD Gardner, CFA, CMT, is the Managing Member and Chief Investment Officer at Aptus and has been with Aptus since founding the firm in 2013. Prior to Aptus, Mr. Gardner was a research analyst at Cornerstone Investment Management and an Associated Person for a commodity trading advisor. Mr. Gardner previously held roles in wealth and asset management for UBS and Morgan Stanley.
Beckham Wyrick is a Portfolio Manager and the Chief Compliance Officer at Aptus and has been with Aptus since 2016. In his role as Portfolio Manager, Mr. Wyrick has been focused on custom research, and he was heavily involved in the creation of the Aptus Fortified Value Index. In addition, he also builds and maintains asset allocation models for individual investors in separately managed accounts. Mr. Wyrick is currently a Level 2 candidate in the CFA Program. Prior to joining Aptus, Mr. Wyrick enjoyed a 9 year career as a professional basketball player in Germany. He earned a B.A. in Finance from the University of North Carolina at Wilmington.
The Funds’ SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of Shares.
Additionally, the section entitled “Historical Performance Information for Similar Accounts” on pages 15-17 of the Prospectus is deleted.

Effective November 9, 2019, the following replaces the “Portfolio Managers” section on page 20 of the SAI:
PORTFOLIO MANAGERS
The Funds are managed by John D. (“JD”) Gardner, Chief Investment Officer and Managing Member of the Adviser, and Beckham Wyrick, Portfolio Manager and Chief Compliance Officer of the Adviser (together, the “Portfolio Managers”).
Share Ownership
The Funds are required to show the dollar range of each portfolio manager’s “beneficial ownership” of Shares as of the end of the most recently completed fiscal year or a more recent date for a new portfolio manager. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.
As of April 30, 2019, the portfolio managers beneficially owned Shares in the following dollar ranges:

Portfolio Manager	Dollar Range of Shares owned of Opus Small Cap Value ETF
JD Gardner	$1 - $10,000
Beckham Wyrick	$1 - $10,000
As of September 13, 2019, the Opus International Small/Mid Cap ETF had not commenced operations.
Other Accounts
In addition to the Funds, the portfolio managers managed the following other accounts as of April 30, 2019, none of which were subject to a performance-based fee:

Type of Accounts	Total Number of Accounts	Total Assets of Accounts
Registered Investment Companies	3	$260.7 million
Other Pooled Investment Vehicles	0	$0
Other Accounts	1,400	$672 million
Compensation
The Portfolio Managers’ compensation includes a fixed salary and discretionary bonus based on the financial performance and profitability of the Adviser and not based on the performance of the Funds. The Portfolio Managers are also eligible for deferred compensation.
Description of Material Conflicts of Interest
The Adviser’s management of “other accounts” may give rise to potential conflicts of interest in connection with its management of the Funds’ investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have similar investment objectives or strategies as the Funds. A potential conflict of interest may arise as a result, whereby the portfolio manager could favor one account over another. Another potential conflict could include a portfolio manager’s knowledge about the size, timing, and possible market impact of Fund trades, whereby the portfolio manager could use this information to the advantage of other accounts and to the disadvantage of a Fund. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts the Adviser manages are fairly and equitably allocated.

Please retain this Supplement with your Prospectus and SAI for future reference.

Opus Small Cap Value ETF (OSCV)

September 13, 2019

Supplement to the Summary Prospectus
dated August 31, 2019

Effective November 9, 2019, Driehaus Capital Management LLC (“Driehaus”) will no longer serve as sub-adviser to the Opus Small Cap Value ETF (the “Fund”), and Aptus Capital Advisors, LLC, the Fund’s investment adviser (the “Adviser”), will be responsible for the day-to-day management of the Fund’s portfolio. Accordingly, all references to Driehaus and its portfolio management team should be disregarded as of November 9, 2019.
Effective November 9, 2019, the following replaces the “Management” section on page 3 of the Summary Prospectus:

Management
Investment Adviser	Aptus Capital Advisors, LLC serves as investment adviser to the Fund.
Portfolio Managers	John D. (“JD”) Gardner, Chief Investment Officer and Managing Member at the Adviser, has been a portfolio manager of the Fund since 2019.
Beckham D. Wyrick, Portfolio Manager and Chief Compliance Officer at the Adviser, has been a portfolio manager of the Fund since 2019.

Please retain this Supplement with your Summary Prospectus for future reference.